DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

I. Reconciliation of Collection Account:
End of Period Collection Account Balance as of Prior Payment Date:                    $           --
Available Funds:
     Contract payments received in this period                                        $   588,830.30
     Sales, Use and Property Tax, Maintenance, Late Charges                           $     3,203.67
     Prepayment Amount related to early termination in this period                    $           --
     Servicer Advance                                                                 $           --
     Proceeds received from recoveries on previously Defaulted Contracts              $    12,265.00
     Proceeds on closed accounts (Chargeoffs/Settlements)                             $           --
     Transfer from Reserve Account                                                    $           --
     Interest Earned on Collection Account                                            $       698.36
     Interest Earned on CSA Reserve Account                                           $       252.36
     Funds allocated from the CSA Reserve Account                                     $     1,906.07
     Amounts paid per Contribution & Servicing Agreement
       Section 7.01 - Substitution                                                    $           --
     Amounts paid under Insurance Policies                                            $           --
     Any other amounts                                                                $           --
                                                                                      --------------
     Total Available Funds                                                            $   607,155.76
     Less Amounts to be Retained in Collection Account                                $           --
                                                                                      --------------
     Amount to be Distributed in Current Month                                        $   607,155.76
                                                                                      ==============

     Distribution of Funds:
     1.  To Trustee-Fees & Expenses                                                   $     1,582.28
     2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances   $           --
     3.  To Servicer, Tax, Maintenance, Late Charges                                  $     3,203.67
     4.  To Servicer, Servicing Fee and other Servicing Compensations                 $    21,287.10
     5.  To Noteholders
            Class A1 Interest                                                         $           --
            Class A2 Interest                                                         $           --
            Class A3 Interest                                                         $           --
            Class A4 Interest                                                         $    80,356.79
            Class B Interest                                                          $     4,871.37
            Class C Interest                                                          $     9,976.73
            Class D Interest                                                          $     7,338.12
            Class E Interest                                                          $    12,061.17
            Class A1 Principal                                                        $           --
            Class A2 Principal (distributed after A1 Note matures)                    $           --
            Class A3 Principal (distributed after A2 Note matures)                    $           --
            Class A4 Principal (distributed after A3 Note matures)                    $   466,478.52
            Class B Principal                                                         $           --
            Class C Principal                                                         $           --
            Class D Principal                                                         $           --
            Class E Principal                                                         $           --
     6.  To Reserve Account for Requirement per Indenture Agreement Section 3.08
          (Provided no Amortization Event)                                            $           --
     7.  To Issuer-Residual Principal and Interest and Reserve Account
           Distribution
         a)  Residual Interest (Provided no Restricting or Amortization
               Event in effect)                                                       $           --
         b)  Residual Principal (Provided no Restricting or Amortization
               Event in effect)                                                       $           --
         c)  Reserve Account Distribution (Provided no Restricting or
               Amortization Event in effect)                                          $           --
                                                                                      --------------
     Total Funds Distributed for Current Month                                        $   607,155.76
                                                                                      ==============
     End of Period Collection Account Balance (Includes Payments in Advance
       & Restricting Event Funds (If any))                                            $           --
                                                                                      ==============

II.  Reserve Account
     Beginning Balance                                                                $           --
      -Add Investment Earnings                                                        $           --
      -Add Transfer from Certificate Account (To Satisfy Reserve Account
        Requirement)                                                                  $           --
      -Less Distribution to Certificate Account                                       $           --
                                                                                      --------------
     End of Period Balance                                                            $           --
                                                                                      ==============
     Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
      Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D,
       and Class E Note Balances (Provided no Amortization Event)                     $           --

     CSA Reserve Account
     Aggregate Beginning Balance*                                                                     $  4,412,662.53
         -Add Aggregate Investment Earnings                                                           $      8,060.99
         -Add Series 1999-2 Amounts Deposited                                                         $     72,000.00
         -Add Amounts Deposited for All Other Securitizations                                         $    540,102.79
                                                                                                      ---------------
     SubTotal Available Funds                                                                         $  5,032,826.31

     Amount Available to this series for payment of Claims based on Note
       Balances of all securitizations                                                $   138,072.18

       -Less Total Claims submitted for Series 1999-2                                                 $     (1,976.51)
       -Less Current Month Claims submitted for all other deals                                       $   (365,356.89)
       -Less Transfer of Investment Earnings to Available Funds for all
         Securitizations                                                                              $     (8,060.99)

                                                                                                      ---------------
     Aggregate End of Period Balance                                                                  $  4,657,431.92
                                                                                                      ===============

* The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series' balance.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                April 13, 2005

III. Class A Note Aggregate Principal Balance
     Beginning Aggregate Principal Balance of the Class A Notes                                       $ 13,355,699.76

     Class A Overdue Interest, If Any                                                                 $            --
     Class A Monthly Interest                                                                         $     80,356.79
     Class A Overdue Principal, If Any                                                                $            --
     Class A Monthly Principal                                                                        $    466,478.52
                                                                                                      ---------------

                                                                                                      ---------------
     Ending Aggregate Principal Balance of the Class A Notes                                          $ 12,889,221.24
                                                                                                      ===============

IV.  Class A Note Principal Balance
     Beginning Principal Balance of the Class A Notes
           Class A1                                                                                   $            --
           Class A2                                                                                   $            --
           Class A3                                                                                   $            --
           Class A4                                                                                   $ 13,355,699.77
                                                                                                      ---------------
                                                                                                      $ 13,355,699.77
     Class A Monthly Interest
           Class A1 (Actual Number Days/360)                                                          $            --
           Class A2                                                                                   $            --
           Class A3                                                                                   $            --
           Class A4                                                                                   $     80,356.79

     Class A Monthly Principal
           Class A1                                                                                   $            --
           Class A2                                                                                   $            --
           Class A3                                                                                   $            --
           Class A4                                                                                   $    466,478.52
                                                                                                      ---------------
                                                                                                      $    466,478.52
     Ending Principal Balance of the Class A Notes
           Class A1                                                                                   $            --
           Class A2                                                                                   $            --
           Class A3                                                                                   $            --
           Class A4                            CUSIP 23334NAD0                                        $ 12,889,221.24
                                                                                                      ---------------
                                                                                                      $ 12,889,221.24
                                                                                                      ===============
     CLASS A4
     ---------------------------------------------------------------------------
     Interest Paid Per $1,000        Original Face $99,051,000                                              0.8112669
     Principal Paid Per $1,000       Original Face $99,051,000                                              4.7094782
     Ending Principal                 Balance Factor                                                        0.1301271
     ---------------------------------------------------------------------------

V.   Class B Note Principal Balance            CUSIP 23334NAE8
     Beginning Principal Balance of the Class B Notes                                                 $    800,772.51

     Class B Overdue Interest, If Any                                                                 $            --
     Class B Monthly Interest                                                                         $      4,871.37
     Class B Overdue Principal, If Any                                                                $            --
     Class B Monthly Principal                                                                        $            --
                                                                                                      ---------------

                                                                                                      ---------------
     Ending Principal Balance of the Class B Notes                                                    $    800,772.51
                                                                                                      ===============

     ---------------------------------------------------------------------------
     Interest Paid Per $1,000        Original Face $4,054,000                                               1.2016197
     Principal Paid Per $1,000       Original Face $4,054,000                                               0.0000000
     Ending Principal                 Balance Factor                                                        0.1975265
     ---------------------------------------------------------------------------

VI.  Class C Note Principal Balance            CUSIP 23334NAF5
     Beginning Principal Balance of the Class C Notes                                                 $  1,600,545.00

     Class C Overdue Interest, If Any                                                                 $            --
     Class C Monthly Interest                                                                         $      9,976.73
     Class C Overdue Principal, If Any                                                                $            --
     Class C Monthly Principal                                                                        $            --
                                                                                                      ---------------

                                                                                                      ---------------
     Ending Principal Balance of the Class C Notes                                                    $  1,600,545.00
                                                                                                      ===============

     ---------------------------------------------------------------------------
     Interest Paid Per $1,000        Original Face $8,107,000                                               1.2306316
     Principal Paid Per $1,000       Original Face $8,107,000                                               0.0000000
     Ending Principal                 Balance Factor                                                        0.1974275
     ---------------------------------------------------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                April 13, 2005

VII. Class D Note Principal Balance            CUSIP 23334NAG3
     Beginning Principal Balance of the Class D Notes                                 $ 1,067,363.34

     Class D Overdue Interest, If Any                                                 $           --
     Class D Monthly Interest                                                         $     7,338.12
     Class D Overdue Principal, If Any                                                $           --
     Class D Monthly Principal                                                        $           --
                                                                                      --------------

                                                                                      --------------
     Ending Principal Balance of the Class D Notes                                    $ 1,067,363.34
                                                                                      ==============

     ---------------------------------------------------------------------------
     Interest Paid Per $1,000        Original Face $5,405,000                              1.3576546
     Principal Paid Per $1,000       Original Face $5,405,000                              0.0000000
     Ending Principal                 Balance Factor                                       0.1974770
     ---------------------------------------------------------------------------

VIII.Class E Note Principal Balance            CUSIP 23334NAH1
     Beginning Principal Balance of the Class E Notes                                 $ 1,333,954.19

     Class E Overdue Interest, If Any                                                 $           --
     Class E Monthly Interest                                                         $    12,061.17
     Class E Overdue Principal, If Any                                                $           --
     Class E Monthly Principal                                                        $           --
                                                                                      --------------

                                                                                      --------------
     Ending Principal Balance of the Class E Notes                                    $ 1,333,954.19
                                                                                      ==============

     ---------------------------------------------------------------------------
     Interest Paid Per $1,000        Original Face $6,756,000                              1.7852530
     Principal Paid Per $1,000       Original Face $6,756,000                              0.0000000
     Ending Principal                 Balance Factor                                       0.1974473
     ---------------------------------------------------------------------------

IX.  Issuers Residual Principal Balance
     Beginning Residual Principal Balance                                             $           --

     Residual Interest                                                                $           --
     Residual Principal                                                               $           --
                                                                                      --------------

                                                                                      --------------
     Ending Residual Principal Balance                                                $           --
                                                                                      ==============

X.   Payment to Servicer
      -Collection period Servicer Fee                                                 $    21,287.10
      -Servicer Advances Reimbursement                                                $           --
      -Tax, Maintenance, Late Charges, and other amounts                              $     3,203.67
                                                                                      --------------
     Total amounts due to Servicer                                                    $    24,490.77
                                                                                      ==============

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                April 13, 2005

XI. Aggregate Discounted Contract Balance
  POOL A  (SEE EXHIBIT B)
     Aggregate Discounted Contract Balance at the  beginning of the related
      Collection Period                                                                               $  9,098,279.96

         Portion of ADCB at the beginning of the related Collection Period that
           is Current                                                                 $ 8,974,686.24
         Portion of ADCB  at the beginning of the related Collection Period that
           is Delinquent Payments                                                     $   123,593.72

         Portion of ADCB at the end of the related Collection Period that
           is Current                                                                 $ 8,626,786.80
         Portion of ADCB  at the end of the related Collection Period that is
           Delinquent Payments                                                        $    50,655.59

                                                                                                      ---------------
     Aggregate Discounted Contract Balance at the end of the related Collection
      Period                                                                                          $  8,677,442.40
                                                                                                      ===============

     (Increase)/Decrease in Aggregate Discounted Contract Balance                                     $    420,837.56

POOL B  (SEE EXHIBIT C)
     Aggregate Discounted Contract Balance at the beginning of the related
       Collection Period                                                                              $    361,371.09

       Portion of ADCB at the beginning of the related Collection Period that
         is Current                                                                   $   342,559.09
       Portion of ADCB  at the beginning of the related Collection Period that
         is Delinquent Payments                                                       $    18,812.00

       Portion of ADCB at the end of the related Collection Period that is
         Current                                                                      $   251,990.12
       Portion of ADCB  at the end of the related Collection Period that is
         Delinquent Payments                                                          $    18,812.00

                                                                                                      ---------------
     Aggregate Discounted Contract Balance at the end of the related Collection
      Period                                                                                          $    270,802.12
                                                                                                      ===============

     (Increase)/Decrease in Aggregate Discounted Contract Balance                                     $     90,568.96

                                                                                                      ---------------
     Aggregate Discounted Contract Balance at the end of the related Collection Period                $  8,948,244.52
                                                                                                      ===============

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                April 13, 2005

XII. Cumulative Detail of Defaulted Contracts

   Lease #          Lessee Name
   -----------------------------------------------------------------------------
   (See EXHIBIT A)                                                                                         Total
                                                                                       Current Month    Cumulative
                                                                                      --------------  ---------------
                                     Pool A Total Discounted Present Value            $           --  $  5,425,922.83
                                     Pool B Total Discounted Present Value            $           --  $    437,855.47
                                                                                                      ---------------

   a)  Discounted Contract Balances of all Defaulted Contracts                                        $  5,863,778.30
   b)  ADCB at Closing Date                                                                           $270,243,724.70
   c)  (Cannot Exceed 6% over the Life of the Pool)                                                              2.17%
                                                                                          Pool A          Pool B
                                                                                      --------------  ---------------
   Discounted Contract Balances of the Active Defaulted Contracts                     $ 4,508,716.16  $     53,082.59

XIII.  Cumulative Detail of Substituted Contracts-Prepayments (Pool A)

                                                                                                      Predecessor
                                               Discounted                             Predecessor     Discounted
   Lease #                                   Present Value                            Lease #         Present Value
   -----------------------------------------------------------------------------      --------------  ---------------
   3024-003                                 $   1,289,113.68                                1667-003  $  1,466,069.44
             Cash                           $     176,955.76
   1743-004                                 $   1,539,883.34                                2425-001  $  1,890,612.33
   3221-001                                 $   1,496,892.51                                2427-001  $  1,194,070.97
   3323-002                                 $   1,181,820.77                                 917-503  $    644,152.99
   3323-002                                 $   1,162,123.59                                1004-503  $     77,559.49
                                            ----------------
                                                                                            1048-501  $    896,884.04
                                                                                            1049-504  $    644,152.99
                                                                                            1050-504  $     85,901.56
                                                                                                      ---------------
                             Totals:        $   6,846,789.65                                          $  6,899,403.81

   a) Discounted Contract Balances of All Prepaid Contracts                                           $  6,899,403.81
   b) ADCB of Pool A at Closing Date                                                                  $211,061,551.13
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                              3.27%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement 7.02                                        $           --

   Changes in any of the above detail during the related Collection Period            YES             NO    X
                                                                                      --------------------------------


   Cumulative Detail of Substituted Contracts-Prepayments (Pool B)                                    Predecessor
                                            Discounted                                Predecessor     Discounted
   Lease #                                  Present Value                             Lease #         Present Value
   -----------------------------------------------------------------------------      --------------  ---------------
   NONE

                         Totals:            $            --                                           $            --

   a) Discounted Contract Balances of All Prepaid Contracts                                           $            --
   b) ADCB of Pool B at Closing Date                                                                  $ 59,182,173.57
   c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                0.00%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement 7.02                                        $           --

   Changes in any of the above detail during the related Collection Period            YES             NO      X
                                                                                      -------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                April 13, 2005

XIV. Cumulative Detail of Substituted Contracts-Non-Performing (Pool A)

                                                                                                      Predecessor
                                                    Discounted                        Predecessor     Discounted
   Lease #                                        Present Value                       Lease #         Present Value
--------------------------------------------------------------------------------      --------------  ---------------
   2841-001                                      $  1,121,500.51                            2207-001  $    551,274.29
   2004383-1                                     $    512,828.61                            2207-002  $  1,160,782.50
   2006209-2                                     $    252,655.70                            2207-003  $    181,136.33
                  Cash                           $      6,208.31
   2875-007                                      $  1,629,015.55                            2337-001  $  1,215,773.70
   3024-003                                      $  1,495,882.60                            4283-401  $    286,487.54
                                                                                            2314-002  $  1,209,395.06
   3718-005                                      $  1,711,481.42                            1969-003  $  1,251,411.72
                                                 ---------------
                                                                                            1954-002  $    221,077.49
                                                                                            1954-003  $     74,796.06
                                                                                            1095.501  $    209,827.19
                                                                                                      ---------------
                                 Totals:        $  6,729,572.70                                       $  6,361,961.88

   a) Discounted Contract Balances of All Non-Performing Contracts and of
       all Contracts Substituted                                                                      $  6,361,961.88
   b) ADCB of Pool A at Closing Date                                                                  $211,061,551.13
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                              3.01%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement 7.02                                       $           --

   Changes in any of the above detail during the related Collection Period            YES             NO      X
                                                                                      -------------------------------

   Cumulative Detail of Substituted Contracts -General Rights (Pool B)

                                                                                                      Predecessor
                                                  Discounted                          Predecessor     Discounted
   Lease #                                      Present Value                         Lease #         Present Value
   -----------------------------------------------------------------------------      --------------  ---------------
   NONE

                              Totals:                                                                 $            --

   a) Discounted Contract Balances of All Non-Performing Contracts and of all
       Contracts Substituted                                                                          $            --
   b) ADCB of Pool B at Closing Date                                                                  $ 59,182,173.57
   c) (Cannot Exceed 10% Over the Life of the Pool)                                                              0.00%

   Data for Current Reporting Period Substitutions
   -----------------------------------------------------------------------------
   a) Total Discounted Contract Balance of Predecessor Receivables                    $           --
   b) Total Discounted Contract Balance of Substitute Receivables                     $           --
   c) If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement 7.02                                        $           --

   Changes in any of the above detail during the related Collection Period            YES             NO      X
                                                                                      -------------------------------

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                              For the Payment Date
                                April 13, 2005


XV.  Pool Performing Measurements
   -----------------------------------------------------------------------------
 1                      Aggregate Discounted Contract Balance
   -----------------------------------------------------------------------------
   Contracts Delinquent > 90 days
   -----------------------------------------------------------------------------
    - This Month  :                                                                                   $     48,812.00
    -1 Month Prior  :                                                                                 $     18,812.00
    -2 Months Prior  :                                                                                $            --
   -----------------------------------------------------------------------------                      ---------------
    Total                                                                                             $     67,624.00

   a) 3 Month Average:                                                                                $     22,541.33

    Total Outstanding Contracts
   -----------------------------------------------------------------------------
    - This Month  :                                                                                   $  8,948,244.52
    -1 Month Prior  :                                                                                 $  9,459,651.05
    -2 Months Prior  :                                                                                $  9,852,201.90
   -----------------------------------------------------------------------------                      ---------------
    Total                                                                                             $ 28,260,097.47

   b) 3 Month Average:                                                                                $  9,420,032.49
   c) a/b                                                                                                        0.24%

2. Does a Delinquency Condition Exist (1c > 6%)?                                                             NO
                                                                                                      ---------------

3. Restricting Event Check
   A. A Delinquency Condition Exists for Current Period?                                                     NO
                                                                                                      ---------------
   B. An Indenture Event of Default has occurred and is then Continuing? *                                   NO
                                                                                                      ---------------

4. Has a Servicer Event of Default Occurred? *                                                               NO
                                                                                                      ---------------

5. Amortization Event?                                                                                      YES
                                                                                                      ---------------

6. Aggregate Discounted Contract Balance at Closing Date                                              $270,243,724.70

   Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:

   A.D.C.B  **
   -----------------------------------------------------------------------------
   30 Days Overdue                                                                                    $     44,981.15
   60 Days Overdue                                                                                    $            --
   90 Days Overdue                                                                                    $     30,000.00
   120 Days Overdue                                                                                   $     18,812.00
   150 Days Overdue                                                                                   $            --
   180 Days Overdue                                                                                   $            --
                                                                                                      ---------------
                                                                                                      $     93,793.15

   % OF TOTAL                                                                                         $  8,948,244.52
   A.D.C.B
   -----------------------------------------------------------------------------
   30 Days Overdue                                                                                              0.503%
   60 Days Overdue                                                                                              0.000%
   90 Days Overdue                                                                                              0.335%
   120 Days Overdue                                                                                             0.210%
   150 Days Overdue                                                                                             0.000%
   180 Days Overdue                                                                                             0.000%

--------------------------------------------------------------------------------
* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

Exhibit # A - Detail on Defaulted Contracts

                                               Discounted
Default Month     Contract #     Pool          Contract Balance
-------------     -----------    ----          ----------------
       Oct-03     0002413-001    A             $     551,901.94
       Nov-03     0002932-001    A             $     613,520.60
       Dec-03     0002277-001    A             $     432,142.46
       Jan-04     0002256-001    A             $     392,478.67
       Jan-04     0002256-002    A             $      16,181.06
       Jan-04     0002256-003    A             $      21,636.49
       Jan-04     0003307-001    A             $     715,951.08
       Jan-04     0003323-003    A             $     704,017.79
       Jan-04     0002276-001    A             $     380,539.91
       Jan-04     0002286-001    A             $     428,265.84
       Jan-04     0002286-002    A             $      71,935.56
       Jan-04     0002276-002    A             $      63,633.14
       Jan-04     0001759-002    A             $       9,686.89
       Jan-04     0002178-002    A             $      52,163.19
       Jan-04     0002365-001    A             $      13,717.52
       Jan-04     0002277-002    B             $      44,693.59
       Jan-05     2309-002       A             $      15,978.00
       Jan-05     3102-002       A             $      24,966.00
       Jan-05     2299-002       B             $       8,389.00
Chargeoffs
       Aug-04     1945-007       B             $      57,205.52
       Oct-03     0001459-003    B             $     164,789.31
       Oct-03     0001459-004    B             $      19,896.50
       Dec-03     9901391-401    A             $      17,667.91
       Feb-04     0001124-501    B             $      12,894.83
       Feb-04     0001082-501    B             $     103,434.01
       Feb-04     9900840-401    A             $         104.91
       May-04     9900017-101    A             $       2,340.68
       Feb-04     0002225-003    A             $     108,578.37
       Feb-04     0002225-001    A             $      97,720.94
       Feb-04     0002225-002    A             $     443,097.06
       Mar-04     0002225-004    A             $     130,537.08
       Mar-04     0002225-005    A             $      50,947.97
       Aug-03     0000863-507    B             $      24,434.56
       Feb-04     0001166-501    B             $       2,118.15
       Nov-03     9805562-403    A             $       4,467.05
       Dec-03     9900373-401    A             $       7,623.08
       Dec-03     9901524-701    A             $       8,681.96
       Feb-04     9800277-702    A             $         223.70
       Mar-04     9805185-401    A             $         312.36
       Aug-03     9900321-401    A             $       4,277.92
       May-04     0001968-001    A             $      40,428.72
Settlements
       Apr-04     9702450-303    A             $         196.97
       Jun-04     1639-001       A             $             --
                                               ----------------
                                               $   5,863,778.30
                                               ================

Current Month Defaults Returned to ADCB
       Dec-04     1658-004       B             $       1,090.00

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

XI. Aggregate Discounted Contract Balance
POOL A EXHIBIT B

                              February ADCB     February Delinq         March ADCB          March Delinq
001-9901022-901               $          --     $            --      $            --     $              --
022-9900436-401               $          --     $            --      $            --     $              --
001-9803320-101               $          --     $            --      $            --     $              --
002-5051111-103               $          --     $            --      $            --     $              --
013-9802755-501               $          --     $            --      $            --     $              --
001-9900390-901               $          --     $            --      $            --     $              --
031-9900561-701               $          --     $            --      $            --     $              --
031-9805425-701               $          --     $            --      $            --     $              --
013-9900345-501               $          --     $            --      $            --     $              --
002-9601965-902               $          --     $            --      $            --     $              --
001-0002248-001               $          --     $            --      $            --     $              --
001-0002249-001               $          --     $            --      $            --     $              --
001-0002250-001               $          --     $            --      $            --     $              --
001-0002251-001               $          --     $            --      $            --     $              --
001-0001956-002               $          --     $            --      $            --     $              --
001-9900208-401               $          --     $            --      $            --     $              --
013-9900292-501               $          --     $            --      $            --     $              --
031-9804950-701               $          --     $            --      $            --     $              --
001-0002201-002               $          --     $            --      $            --     $              --
001-0002331-001               $          --     $            --      $            --     $              --
001-9901285-401               $          --     $            --      $            --     $              --
001-0002237-002               $          --     $            --      $            --     $              --
001-0000238-002               $          --     $            --      $            --     $              --
001-0002269-001               $          --     $            --      $            --     $              --
022-9901152-401               $          --     $            --      $            --     $              --
001-0001566-003/3102-003      $          --     $            --      $            --     $              --
001-0002404-001               $          --     $            --      $            --     $              --
001-9901299-901               $          --     $            --      $            --     $              --
001-0002288-001               $          --     $            --      $            --     $              --
001-0002410-001               $          --     $            --      $            --     $              --
001-0001894-004               $          --     $            --      $            --     $              --
001-0001437-004               $          --     $     60,000.00      $            --     $       30,000.00
001-0001619-006               $    1,425.48     $        441.87      $            --     $          441.88
001-0002229-001               $    1,531.56     $            --      $        369.98     $              --
001-0001809-004               $    1,503.96     $        115.30      $        754.42     $          108.77
001-0001586-010               $    2,035.95     $        183.54      $      1,021.26     $          183.54
001-0002245-001               $    2,248.79     $            --      $      1,575.67     $              --
001-0001845-005               $    2,221.52     $        106.29      $      1,782.95     $          100.27
001-0002281-001               $    3,542.83     $        171.38      $      2,665.70     $          171.38
001-0002317-001               $    3,765.69     $            --      $      2,714.74     $              --
001-0002193-002               $    4,307.85     $        132.28      $      3,457.40     $          136.40
001-0002315-001               $    4,791.42     $            --      $      3,692.80     $              --
001-0002418-001               $    8,738.13     $            --      $      7,085.72     $              --
001-0001824-008               $   13,640.87     $            --      $     10,263.70     $              --
001-0002272-001               $   26,236.12     $            --      $     13,160.52     $              --
001-0002272-003               $   18,608.86     $            --      $     14,001.72     $              --
001-0002272-004               $   20,130.31     $      5,114.62      $     15,146.50     $              --
001-0002247-001               $   20,357.80     $            --      $     18,380.82     $              --
001-0002208-001               $   23,960.63     $            --      $     21,032.98     $              --
001-0002272-002               $   29,984.60     $            --      $     22,745.16     $              --
001-0002213-002               $   24,937.94     $            --      $     23,349.70     $              --
001-0002267-003               $   33,126.79     $            --      $     30,676.38     $              --
001-0002193-001               $   42,661.84     $      2,479.54      $     38,907.81     $        2,479.54
003-2005209-002               $   50,595.05     $            --      $     45,681.67     $              --
001-0001829-005               $   59,240.71     $            --      $     58,279.38     $              --
003-2004383-001               $  111,031.77     $            --      $    101,261.53     $              --
001-0001829-004               $  123,072.27     $            --      $    115,748.09     $              --
001-0002405-005               $  198,340.00     $            --      $    195,224.61     $        2,388.43
001-0002345-002               $  216,609.88     $            --      $    213,094.84     $              --
001-0001975-002               $  327,997.75     $            --      $    308,478.19     $              --

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

001-0002222-001               $  398,057.74     $            --      $    362,357.86     $              --
001-0002414-001               $  373,389.39     $            --      $    367,524.46     $        4,496.40
001-0002387-002               $  415,478.16     $            --      $    398,608.57     $              --
001-0002405-002               $  416,714.95     $            --      $    410,169.49     $        5,018.13
001-0002405-001               $  426,074.07     $            --      $    419,381.60     $        5,130.84
001-0001743-004               $  561,382.87     $            --      $    533,526.29     $              --
001-0003221-001               $  594,983.41     $     30,400.45      $    538,046.96     $              --
001-0002062-001               $  838,025.60     $            --      $    788,153.63     $              --
001-0003718-005               $1,694,450.72     $     24,448.44      $  1,676,295.41     $              --
001-0003024-003               $1,879,482.93     $            --      $  1,862,168.28     $              --
PAYOFFS
001-0002302-001               $          --     $            --                          $              --    March, 2005 Payoff
001-0001294-008               $          --     $            --                          $              --    March, 2005 Payoff
001-0001722-002                                 $            --                                               February, 2005 Payoff
001-9901421-901                                 $            --                                               February, 2005 Payoff
002-9900994-702                                 $            --                                               February, 2005 Payoff
001-0002441-001                                 $            --                                               February, 2005 Payoff
001-0002410-002                                 $            --                                               February, 2005 Payoff
001-0002322-001                                 $            --                                               February, 2005 Payoff
001-9901473-901                                 $            --                                               February, 2005 Payoff
001-0002330-001                                 $            --                                               February, 2005 Payoff
001-9900219-901                                                                                               January, 2005 Payoff
001-9901215-901                                                                                               January, 2005 Payoff
001-0002093-004                                                                                               December, 2004 Payoff
001-9900593-401                                                                                               December, 2004 Payoff
001-0002196-002                                                                                               December, 2004 Payoff
001-9900368-601                                                                                               December, 2004 Payoff
001-0002196-001                                                                                               December, 2004 Payoff
001-0000983-029                                                                                               December, 2004 Payoff
031-9901004-701                                                                                               December, 2004 Payoff
031-9703286-702                                                                                               December, 2004 Payoff
001-9901446-701                                                                                               December, 2004 Payoff
001-0002231-005                                                                                               December, 2004 Payoff
001-0002231-006                                                                                               December, 2004 Payoff
001-0002231-007                                                                                               December, 2004 Payoff
001-9900898-401                                                                                               December, 2004 Payoff
001-0001993-001                                                                                               December, 2004 Payoff
001-0002313-001                                                                                               December, 2004 Payoff
001-0002313-003                                                                                               December, 2004 Payoff
001-0002393-001                                                                                               December, 2004 Payoff
001-0002246-001                                                                                               December, 2004 Payoff
001-0002280-002                                                                                               November, 2004 Payoff
031-9700562-702                                                                                               November, 2004 Payoff
001-9900717-401                                                                                               November, 2004 Payoff
001-9900383-601                                                                                               November, 2004 Payoff
001-9900976-401                                                                                               November, 2004 Payoff
002-9901510-702                                                                                               November, 2004 Payoff
001-9901283-401                                                                                               November, 2004 Payoff
001-9901319-701                                                                                               November, 2004 Payoff
002-9704297-402                                                                                               November, 2004 Payoff
001-9901438-401                                                                                               November, 2004 Payoff
001-0002093-003                                                                                               November, 2004 Payoff
001-0002270-002                                                                                               November, 2004 Payoff
001-9900880-401                                                                                               November, 2004 Payoff
001-0001905-103                                                                                               November, 2004 Payoff
001-0001667-002                                                                                               November, 2004 Payoff
001-0002280-001                                                                                               November, 2004 Payoff
013-9900531-401                                                                                               November, 2004 Payoff
001-0002300-001                                                                                               November, 2004 Payoff
001-0001938-004                                                                                               November, 2004 Payoff
001-0002841-001                                                                                               November, 2004 Payoff
001-0002118-001                                                                                               November, 2004 Payoff
001-0001993-002                                                                                               November, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

001-0001993-003                                                                                               November, 2004 Payoff
001-0002313-006                                                                                               November, 2004 Payoff
001-0002313-002                                                                                               November, 2004 Payoff
001-0001560-006                                                                                               November, 2004 Payoff
001-0002232-001                                                                                               November, 2004 Payoff
031-9900756-702                                                                                               October, 2004 Payoff
001-9901252-611                                                                                               October, 2004 Payoff
001-0002059-006                                                                                               October, 2004 Payoff
001-0002053-001                                                                                               October, 2004 Payoff
001-0000983-032                                                                                               October, 2004 Payoff
001-0001938-003                                                                                               October, 2004 Payoff
001-0002313-004                                                                                               October, 2004 Payoff
001-0002059-007                                                                                               October, 2004 Payoff
001-0002313-005                                                                                               October, 2004 Payoff
001-9804965-501                                                                                               September, 2004 Payoff
001-9900336-901                                                                                               September, 2004 Payoff
013-9900739-401                                                                                               September, 2004 Payoff
001-9901111-401                                                                                               September, 2004 Payoff
001-0001051-501                                                                                               September, 2004 Payoff
001-0001873-004                                                                                               September, 2004 Payoff
031-9901574-701                                                                                               September, 2004 Payoff
001-9901522-901                                                                                               September, 2004 Payoff
001-9901298-901                                                                                               September, 2004 Payoff
001-9901491-701                                                                                               September, 2004 Payoff
001-0002299-001                                                                                               September, 2004 Payoff
001-9900547-901                                                                                               September, 2004 Payoff
001-0002299-003                                                                                               September, 2004 Payoff
001-0002340-001                                                                                               September, 2004 Payoff
001-0002323-001                                                                                               September, 2004 Payoff
001-0002191-002                                                                                               September, 2004 Payoff
001-0002265-001                                                                                               September, 2004 Payoff
001-0001973-003                                                                                               September, 2004 Payoff
001-0002059-004                                                                                               September, 2004 Payoff
001-0002059-002                                                                                               September, 2004 Payoff
001-0002220-001                                                                                               September, 2004 Payoff
001-9803867-401                                                                                               August, 2004 Payoff
013-9900430-601                                                                                               August, 2004 Payoff
001-9900472-401                                                                                               August, 2004 Payoff
022-9900173-501                                                                                               August, 2004 Payoff
001-9803852-501                                                                                               August, 2004 Payoff
001-9804360-501                                                                                               August, 2004 Payoff
001-9900317-401                                                                                               August, 2004 Payoff
001-9900807-401                                                                                               August, 2004 Payoff
001-0002144-001                                                                                               August, 2004 Payoff
001-9803556-501                                                                                               August, 2004 Payoff
021-9900395-621                                                                                               August, 2004 Payoff
001-9901054-401                                                                                               August, 2004 Payoff
001-9900848-401                                                                                               August, 2004 Payoff
002-9702370-402                                                                                               August, 2004 Payoff
001-9901094-901                                                                                               August, 2004 Payoff
001-0001873-007                                                                                               August, 2004 Payoff
001-0002231-003                                                                                               August, 2004 Payoff
001-0002296-001                                                                                               August, 2004 Payoff
001-9901357-401                                                                                               August, 2004 Payoff
001-9901063-901                                                                                               August, 2004 Payoff
001-9901028-401                                                                                               August, 2004 Payoff
001-0001879-006                                                                                               August, 2004 Payoff
013-9900916-901                                                                                               August, 2004 Payoff
001-9900486-401                                                                                               August, 2004 Payoff
001-9901394-542                                                                                               August, 2004 Payoff
001-9901086-401                                                                                               August, 2004 Payoff
001-0001921-002                                                                                               August, 2004 Payoff
001-9901080-621                                                                                               August, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

001-0002231-004                                                                                               August, 2004 Payoff
001-0000983-031                                                                                               August, 2004 Payoff
001-0000983-030                                                                                               August, 2004 Payoff
001-9901531-301                                                                                               August, 2004 Payoff
001-9900250-302                                                                                               August, 2004 Payoff
031-9900760-701                                                                                               August, 2004 Payoff
001-0002218-002                                                                                               August, 2004 Payoff
001-0002218-001                                                                                               August, 2004 Payoff
001-9900690-401                                                                                               August, 2004 Payoff
001-0002290-001                                                                                               August, 2004 Payoff
001-0002154-001                                                                                               August, 2004 Payoff
001-0002309-001                                                                                               August, 2004 Payoff
001-0002875-007                                                                                               August, 2004 Payoff
001-9900603-401                                                                                               July, 2004 Payoff
001-9900258-601                                                                                               July, 2004 Payoff
001-9900370-401                                                                                               July, 2004 Payoff
041-9802142-501                                                                                               July, 2004 Payoff
001-0002211-002                                                                                               July, 2004 Payoff
001-0001956-001                                                                                               July, 2004 Payoff
001-9900932-401                                                                                               July, 2004 Payoff
001-0001724-003                                                                                               July, 2004 Payoff
002-9803130-402                                                                                               July, 2004 Payoff
001-9900832-401                                                                                               July, 2004 Payoff
001-0004268-401                                                                                               July, 2004 Payoff
001-0001873-001                                                                                               July, 2004 Payoff
001-9900327-401                                                                                               July, 2004 Payoff
001-9901062-401                                                                                               July, 2004 Payoff
001-0001956-003                                                                                               July, 2004 Payoff
001-0002242-001                                                                                               July, 2004 Payoff
001-9901523-401                                                                                               July, 2004 Payoff
001-9901346-901                                                                                               July, 2004 Payoff
002-9801202-903                                                                                               July, 2004 Payoff
001-0002242-002                                                                                               July, 2004 Payoff
001-0002143-003                                                                                               July, 2004 Payoff
001-0002293-002                                                                                               July, 2004 Payoff
001-0002280-003                                                                                               July, 2004 Payoff
001-0002293-003                                                                                               July, 2004 Payoff
001-0001633-003                                                                                               July, 2004 Payoff
001-0002293-001                                                                                               July, 2004 Payoff
001-0002211-001                                                                                               July, 2004 Payoff
001-9805374-501                                                                                               June, 2004 Payoff
001-9900382-401                                                                                               June, 2004 Payoff
001-9900549-401                                                                                               June, 2004 Payoff
020-3091039-904                                                                                               June, 2004 Payoff
001-9805561-101                                                                                               June, 2004 Payoff
001-9900737-541                                                                                               June, 2004 Payoff
002-9901094-902                                                                                               June, 2004 Payoff
002-9700562-403                                                                                               June, 2004 Payoff
031-9900991-701                                                                                               June, 2004 Payoff
002-9701270-404                                                                                               June, 2004 Payoff
001-9900759-401                                                                                               June, 2004 Payoff
001-9901104-701                                                                                               June, 2004 Payoff
002-9900338-532                                                                                               June, 2004 Payoff
001-9901402-401                                                                                               June, 2004 Payoff
013-5061187-403                                                                                               June, 2004 Payoff
001-9805316-501                                                                                               June, 2004 Payoff
001-9901399-401                                                                                               June, 2004 Payoff
001-9901058-901                                                                                               June, 2004 Payoff
001-0002176-001                                                                                               June, 2004 Payoff
001-0002165-002                                                                                               June, 2004 Payoff
001-0002092-001                                                                                               June, 2004 Payoff
001-0002246-003                                                                                               June, 2004 Payoff
001-0002438-002                                                                                               June, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

034-2091113-502                                                                                               May, 2004 Payoff
034-9900271-501                                                                                               May, 2004 Payoff
001-9901576-401                                                                                               May, 2004 Payoff
002-9900338-533                                                                                               May, 2004 Payoff
001-9900575-401                                                                                               May, 2004 Payoff
001-9900575-402                                                                                               May, 2004 Payoff
001-9900588-401                                                                                               May, 2004 Payoff
031-9900794-701                                                                                               May, 2004 Payoff
002-9804364-902                                                                                               May, 2004 Payoff
001-0001830-006                                                                                               May, 2004 Payoff
021-9900246-531                                                                                               May, 2004 Payoff
001-0001560-008                                                                                               May, 2004 Payoff
001-0002161-001                                                                                               May, 2004 Payoff
001-0002235-001                                                                                               May, 2004 Payoff
013-9802604-501                                                                                               May, 2004 Payoff
001-9900329-501                                                                                               May, 2004 Payoff
001-0002275-001                                                                                               May, 2004 Payoff
001-0001873-005                                                                                               May, 2004 Payoff
001-0002274-001                                                                                               May, 2004 Payoff
031-9700192-702                                                                                               May, 2004 Payoff
001-9901045-401                                                                                               May, 2004 Payoff
001-0002275-003                                                                                               May, 2004 Payoff
021-9900338-626                                                                                               May, 2004 Payoff
001-0002274-003                                                                                               May, 2004 Payoff
001-9901136-541/3078-001                                                                                      May, 2004 Payoff
001-0002274-002                                                                                               May, 2004 Payoff
001-0002312-001                                                                                               May, 2004 Payoff
001-0002275-002                                                                                               May, 2004 Payoff
001-0002312-002                                                                                               May, 2004 Payoff
001-0001873-002                                                                                               May, 2004 Payoff
001-0001873-003                                                                                               May, 2004 Payoff
001-0002234-001                                                                                               May, 2004 Payoff
001-0001905-005                                                                                               April, 2004 Payoff
001-0002123-001                                                                                               April, 2004 Payoff
002-9701270-403                                                                                               April, 2004 Payoff
001-9900377-901                                                                                               April, 2004 Payoff
001-9805357-501                                                                                               April, 2004 Payoff
001-9900220-901                                                                                               April, 2004 Payoff
001-9900969-401                                                                                               April, 2004 Payoff
031-9901043-701                                                                                               April, 2004 Payoff
001-9900297-901                                                                                               April, 2004 Payoff
001-9901249-901                                                                                               April, 2004 Payoff
001-0002159-001                                                                                               April, 2004 Payoff
022-9804644-501                                                                                               April, 2004 Payoff
                              ----------------------------------------------------------------------------
                              $8,974,686.24     $    123,593.72      $  8,626,786.80     $       50,655.59
                              ============================================================================

DEFAULTS
001-0001566-002/3102-002                                                                                      January, 2005 Default
001-0002309-002                                                                                               January, 2005 Default
001-0001639-001                                                                                               June, 2004 Default
013-9900017-101                                                                                               May, 2004 Default
001-0001968-001                                                                                               May, 2004 Default
002-9702540-303/9702450-303                                                                                   April, 2004 Default
001-0002225-004                                                                                               March, 2004 Default
001-0002225-005                                                                                               March, 2004 Default
001-9805185-401                                                                                               March, 2004 Default
001-0002225-001                                                                                               February, 2004 Default
001-0002225-002                                                                                               February, 2004 Default
001-0002225-003                                                                                               February, 2004 Default
001-9900840-401                                                                                               February, 2004 Default
031-9800277-702                                                                                               February, 2004 Default
                                February                                March
                              Defaults DCB      $            --      Defaults DCB        $              --
                              ============================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

SETTLEMENTS                                                                                          GAIN/LOSS
                                                                                                  ---------------
001-0002335-001                                                      May, 2004 Settlement         $    (27,687.17)
001-0002335-002                                                      May, 2004 Settlement         $    (55,968.41)
RESTRUCTURES
001-0002405-001                                                      October, 2004 Restructure    $ (1,849,400.40)
001-0002405-002                                                      October, 2004 Restructure    $ (1,810,505.66)
001-0002405-005                                                      October, 2004 Restructure    $   (860,861.07)
001-0002414-001                                                      October, 2004 Restructure    $ (1,618,579.76)
001-0003024-003                                                      July, 2004 Restructure       $    (13,661.58)
001-0001829-005                                                      July, 2004 Restructure       $        727.62
001-0002345-002                                                      July, 2004 Restructure       $      2,659.84
001-0003718-005                                                      July & Oct-04 Restructure    $      9,942.72

                              -----------------------------------------------------------------------------------
                                February
                              Total Balance     $  9,098,279.96       March Total Balance         $  8,677,442.40
                              ===================================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

Aggregate Discounted Contract Balance
POOL B EXHIBIT C
                              February ADCB     February Delinq         March ADCB          March Delinq
001-0000985-501               $          --     $            --      $             --     $            --
001-0001831-004               $          --     $            --      $             --     $            --
001-0001161-501               $          --     $            --      $             --     $            --
001-0001041-547               $          --     $            --      $             --     $            --
001-0001136-501               $          --     $            --      $             --     $            --
001-0001164-501               $          --     $            --      $             --     $            --
001-0001168-501               $          --     $            --      $             --     $            --
001-0001171-501               $          --     $            --      $             --     $            --
001-0001172-501               $          --     $            --      $             --     $            --
001-0002363-001               $          --     $            --      $             --     $            --
001-0000975-502               $          --     $            --      $             --     $            --
001-0001087-501               $          --     $            --      $             --     $            --
001-0001119-501               $          --     $            --      $             --     $            --
001-0001914-002               $          --     $            --      $             --     $            --
001-0001566-004/3102-004      $          --     $            --      $             --     $            --
001-0001122-501               $          --     $            --      $             --     $            --
001-0001658-003               $          --     $            --      $             --     $            --
001-0001096-501               $          --     $            --      $             --     $            --
001-0001071-503               $          --     $            --      $             --     $            --
001-0001134-501               $          --     $            --      $             --     $            --
001-0001148-503               $          --     $            --      $             --     $            --
001-0002073-010               $          --     $            --      $             --     $            --
001-0002073-012               $          --     $            --      $             --     $            --
001-0001153-501               $          --     $            --      $             --     $            --
001-0001167-501               $          --     $            --      $             --     $            --
001-0001097-504               $          --     $            --      $             --     $            --
001-0001097-503               $          --     $            --      $             --     $            --
001-0001097-502               $          --     $            --      $             --     $            --
001-0001141-501               $          --     $            --      $             --     $            --
001-0001108-501               $          --     $            --      $             --     $            --
001-0001110-501               $          --     $     18,812.00      $             --     $     18,812.00
001-0004260-401               $    7,654.00     $            --      $             --     $            --
001-0001077-501               $  334,905.09     $            --      $     251,990.12     $            --
001-0001658-004                                                                                              March, 2005 Return ADCB
PAYOFFS
001-0002073-011               $          --     $            --                           $            --    March, 2005 Payoff
001-0002343-001                                 $            --                                              February, 2005 Payoff
001-0001177-501                                 $            --                                              February, 2005 Payoff
001-0004240-403                                 $            --                                              February, 2005 Payoff
001-0000792-508                                                                                              December, 2004 Payoff
001-0001067-501                                                                                              December, 2004 Payoff
001-0000110-566                                                                                              December, 2004 Payoff
001-0001246-005                                                                                              December, 2004 Payoff
001-0001246-003                                                                                              December, 2004 Payoff
001-0001973-002                                                                                              December, 2004 Payoff
001-0001126-504                                                                                              November, 2004 Payoff
001-0002344-002                                                                                              November, 2004 Payoff
001-0001039-504                                                                                              November, 2004 Payoff
001-0001895-004                                                                                              November, 2004 Payoff
001-0001106-502                                                                                              November, 2004 Payoff
001-0001106-504                                                                                              November, 2004 Payoff
001-0001106-505                                                                                              November, 2004 Payoff
001-0001106-503                                                                                              November, 2004 Payoff
001-0001106-501                                                                                              November, 2004 Payoff
001-0002350-002                                                                                              October, 2004 Payoff
001-0001894-006                                                                                              October, 2004 Payoff
001-0002252-002                                                                                              October, 2004 Payoff
001-0001534-004                                                                                              September, 2004 Payoff
001-0002096-011                                                                                              September, 2004 Payoff
001-0002073-009                                                                                              September, 2004 Payoff

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

001-0002350-001                                                                                              August, 2004 Payoff
001-0002339-004                                                                                              August, 2004 Payoff
001-0001143-501                                                                                              August, 2004 Payoff
001-0001139-501                                                                                              August, 2004 Payoff
001-0001140-501                                                                                              August, 2004 Payoff
001-0001560-005                                                                                              August, 2004 Payoff
001-0000867-556                                                                                              August, 2004 Payoff
001-0001144-501                                                                                              July, 2004 Payoff
001-0001170-501                                                                                              July, 2004 Payoff
001-0002255-001                                                                                              July, 2004 Payoff
001-0001173-504                                                                                              July, 2004 Payoff
001-0001084-501                                                                                              June, 2004 Payoff
001-0002163-006                                                                                              June, 2004 Payoff
001-0002188-001                                                                                              June, 2004 Payoff
001-0002210-002                                                                                              June, 2004 Payoff
001-0001104-501                                                                                              June, 2004 Payoff
001-0002210-001                                                                                              June, 2004 Payoff
001-0001080-501                                                                                              May, 2004 Payoff
001-0001089-501                                                                                              May, 2004 Payoff
001-0002163-004                                                                                              May, 2004 Payoff
001-0002163-007                                                                                              May, 2004 Payoff
001-0002163-005                                                                                              May, 2004 Payoff
001-0002163-007                                                                                              May, 2004 Payoff
001-0002163-003                                                                                              May, 2004 Payoff
001-0001843-003                                                                                              April, 2004 Payoff
001-0001079-501                                                                                              April, 2004 Payoff
001-0001088-501                                                                                              April, 2004 Payoff
001-0002329-001                                                                                              April, 2004 Payoff
001-0002159-002                                                                                              April, 2004 Payoff
                              ---------------------------------------------------------------------------
                              $  342,559.09     $     18,812.00      $     251,990.12     $     18,812.00
                              ===========================================================================

DEFAULTS
001-0002299-002                                                                                              January, 2005 Default
001-0001945-007                                                                                              August, 2004 Default
001-0001124-501                                                                                              February, 2004 Default
001-0001082-501                                                                                              February, 2004 Default
001-0001166-501                                                                                              February, 2004 Default
                              ---------------------------------------------------------------------------
                                February                                March
                              Defaults DCB      $            --      Defaults DCB         $            --
                              ===========================================================================

SETTLEMENTS                                                                                  GAIN/LOSS
                                                                                             ---------
001-0001107-501                                                     Nov, 2004 Settlement  $     (2,997.40)
001-0001930-005                                                     July, 2004 Settlement $    (41,978.43)
001-0001930-004                                                     July, 2004 Settlement $    (42,516.71)

                              ---------------------------------------------------------------------------
                                February                               March
                              Total Balance     $    361,371.09     Total Balance         $    270,802.12
                              ===========================================================================

                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                              For the Payment Date
                                 April 13, 2005

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS's figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI's original information and accordingly disclaims any liability for the accuracy of those figures.


/s/ Joseph A. Andries
-------------------------------------------
Approved by: Joseph A. Andries,
Senior Vice President of U.S.
Bank Portfolio Services